As filed with the Securities and Exchange Commission on June 25, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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First Trust Exchange-Traded Fund II
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY—DATED AS OF JUNE 25, 2021

First Trust Exchange-Traded Fund II

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

________, 2021

Dear Shareholders:

I am writing to notify you of an important special meeting of the shareholders of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Fund”), a series of First Trust Exchange-Traded Fund II (the “Trust”) (the special meeting for the Fund is referred to as the “Meeting”). The Meeting is scheduled to be held at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ______, _______, 2021, at [             Central Time].

Currently, the Fund’s investment objective is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the “Current Index”). At the recommendation of First Trust Advisors L.P. (the “Advisor”), however, the Board of Trustees of the Trust has approved a change to the Fund’s investment objective that would result in the replacement of the Current Index with the Alerian Disruptive Technology Real Estate Index (the “New Index”). Although shareholders are not being asked to approve the Fund’s new investment objective or the New Index, as described in more detail in the enclosed materials, the purpose of the Meeting is to ask shareholders to consider and approve two related proposals (the “Proposals”).

First, to provide the Fund with additional flexibility to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the New Index, shareholders are being asked to approve a change in the Fund’s diversification status from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”; the proposed change is “Proposal 1”). Although shareholders are not being asked to approve the New Index, the New Index will not be implemented unless shareholders approve Proposal 1.

Second, the Board of Trustees of the Trust, including the Independent Trustees (i.e., the Trustees who are not “interested persons” as defined in the 1940 Act), approved a new investment management agreement for the Fund, subject to shareholder approval, and shareholders are being asked to approve the new investment management agreement to become effective if the change in the Fund’s investment objective is implemented (“Proposal 2”). If Proposal 2 (in addition to Proposal 1) is approved, the Fund’s current investment management agreement, under which the Fund pays an investment management fee to the Advisor and also separately pays other Fund operating expenses, will be replaced with a new investment management agreement, under which the Fund will pay a single “unitary fee” to the Advisor, which will then pay all other expenses of the Fund (except for certain enumerated exclusions). The unitary fee structure, which is commonly used by exchange-traded funds, is intended to benefit shareholders by providing clarity and consistency of fees. It is important to note that approval of Proposal 2 will not cause the Fund’s current net operating expense ratio, calculated at current asset levels, to increase or change the level of services provided to the Fund by the Advisor.

If shareholders approve Proposal 1, the Fund’s diversification status will change and the Current Index will be replaced with the New Index even if shareholders do not approve Proposal 2. However, if shareholders approve Proposal 2, the New Index and the new investment management agreement will only be implemented if shareholders also approve Proposal 1.

Each Proposal is described in detail in the enclosed materials. The Board of Trustees of the Trust recommends that shareholders of the Fund approve the Proposals. Shareholders will also be asked to consider and vote on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. Your prompt response will be much appreciated. We appreciate your participation in this important Meeting.

Sincerely,

James A. Bowen

Chairman of the Board

If You Need Any Assistance or Have Any Questions Regarding the Proposals Or How To Vote Your Shares, Please Call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, At (800) _______ Weekdays From 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund II

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)

Important Information for Shareholders

Currently, the investment objective of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Fund”), a series of First Trust Exchange-Traded Fund II (the “Trust”), is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the “Current Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Current Index. At the recommendation of First Trust Advisors L.P. (the “Advisor”), however, at a meeting held on April 26, 2021 (the “Board Meeting”), the Board of Trustees of the Trust (the “Board”) approved a change in the Fund’s investment objective (the “Investment Objective Change”) that would result in the replacement of the Current Index with the Alerian Disruptive Technology Real Estate Index (the “New Index”). Based on its analysis, the Advisor believes that, over time, the Investment Objective Change may lead to improvements in the Fund’s performance and standing in the exchange-traded fund (“ETF”) marketplace; however, of course, it is impossible to predict the future and no assurance can be given that the desired results will be achieved. If the Investment Objective Change is implemented, the Fund’s name and ticker symbol would also change to First Trust Alerian Disruptive Technology Real Estate ETF and DTRE, respectively.

Although shareholders of the Fund are not being asked to approve the Investment Objective Change or the New Index, a special meeting is being held to seek shareholder approval of two related proposals. First, to provide the Fund with additional flexibility to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the New Index, shareholders are being asked to approve a proposal to change the Fund’s diversification status from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Proposal 1”). Second, shareholders are being asked to approve a new investment management agreement for the Fund that would become effective if the Investment Objective Change is implemented (“Proposal 2” and, together with Proposal 1, the “Proposals”).

While we encourage you to read all of the proxy materials, you will find a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information, should be read in conjunction with the more detailed information contained in the Proxy Statement, and is qualified in its entirety by reference to the Proxy Statement.

Questions and Answers

The Meeting and Voting

Q.	When will the special meeting for the Fund be held? Who can vote?
A.	The special meeting for the Fund (the “Meeting”) is scheduled to be held on_______, _______, 2021 at [ Central Time] at the offices of First Trust Advisors L.P. (previously defined as the “Advisor”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. If you owned shares of the Fund at the close of business on _____, 2021, you are entitled to vote, even if you later sold the shares.
Q.	Does my vote make a difference?
A.	Yes, your vote makes a difference. Even if you own very few shares, you will help the Fund receive enough votes to act on the Proposals by casting your votes as soon as possible.

Q.	How do I cast my vote?
A.	You may vote over the Internet, by phone, or by mail. In addition, you may also vote in person at the Meeting. To vote over the Internet or by phone, please follow the directions on your proxy card. To vote by mail, please complete, sign and send the enclosed proxy card in the enclosed postage-paid envelope.
Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?
A.	The costs associated with the Proxy Statement, including printing, distribution and proxy solicitation costs, will be borne by the Advisor. Additional out-of-pocket costs, such as legal expenses incurred in connection with the preparation of the Proxy Statement, will also be borne by the Advisor.

Proposal 1

Q.	Why am I being asked to approve a change in the diversification status of the Fund from “diversified” to “non-diversified”?
A.	In connection with the Investment Objective Change, to provide the Fund with additional flexibility to seek to track the New Index, shareholders are being asked to approve a change in the Fund’s diversification status from “diversified” to “non-diversified.” Currently, the Fund is a diversified fund for purposes of the 1940 Act. As a diversified fund, the Fund is generally limited as to the amount it may invest in any single issuer. More specifically, with respect to 75% of its total assets, in general, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. As to the remaining 25% of total assets (the “25% diversification threshold”), there is no limitation on the amount of assets the Fund may invest in a single issuer.

To pursue its investment objective, the Fund generally employs a “full replication” strategy, meaning that it normally invests in all of the securities comprising the index it seeks to track in proportion to their weightings in the index. (Under various circumstances, however, the Fund may not employ a full replication strategy and it is not required to do so.) Certain constituent securities of the New Index that, individually, represent more than 5% of the New Index, together currently account for more than 25% of the New Index, thereby exceeding the 25% diversification threshold and precluding the Fund, as a diversified fund, from fully replicating the New Index. Accordingly, changing the Fund’s diversification status to non-diversified would provide the Fund with additional flexibility to effectively pursue an investment objective of seeking investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the New Index.

On behalf of the Fund, at the Board Meeting, the Board approved a change in the Fund’s diversification status under the 1940 Act from diversified to non-diversified, subject to shareholder approval. Under the 1940 Act, shareholder approval is required to change a fund’s status from diversified to non-diversified.

Shareholders should be aware that if Proposal 1 is approved, the Fund, as a non-diversified fund, would be able to invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Q.	What happens if shareholders do not approve Proposal 1?
A.	If shareholders do not approve Proposal 1, the Fund will remain diversified, the Investment Objective Change will not be implemented and, for the immediate term, the Fund will continue to seek to track the Current Index while the Advisor evaluates appropriate options. In connection with the Fund’s long-term future, the Board will consider all alternatives available to the Fund, and will take such action as it deems to be in the best interests of the Fund.

Proposal 2

Q.	Why am I being asked to approve a new investment management agreement for the Fund?
A.	In connection with the Investment Objective Change, the Advisor and the Board considered the Fund’s advisory arrangements and its fee and expense structure on an individual Fund level, as well as relative to those of other ETFs that are expected to be comparable to the Fund if the Investment Objective Change is implemented, those of other ETFs advised by the Advisor (“First Trust ETFs”), and industry practice generally. Based on its analysis, the Advisor recommended that the Trust, on behalf of the Fund, enter into a new investment management agreement with the Advisor that would implement the “unitary fee” structure described below (the “New Management Agreement”). The unitary fee structure is intended to benefit shareholders by providing clarity and consistency of fees. More specifically, a unitary fee structure (which is the primary fee structure for First Trust ETFs and common in the ETF industry) is essentially fixed, making it more predictable than the Fund’s current fee and expense structure. At the Board Meeting, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), approved the New Management Agreement and recommended that it be approved by shareholders.

Q.	How will the Fund’s fee and expense structure change if the New Management Agreement is implemented?
A.	Currently, the Fund pays an investment management fee equal to 0.40% of average daily net assets to the Advisor, which is responsible for the overall management and administration of the Fund. In addition, the Fund pays other expenses that, as a percentage of Fund assets, are subject to change based on actual Fund expenses and the level of Fund assets. For the Fund’s most recent fiscal year, its total operating expenses, including the investment management fee, were 0.85% of average daily net assets. However, under the Amended Expense Reimbursement, Fee Waiver and Recovery Agreement dated as of December 6, 2010, as amended on April 18, 2019, between the Trust and the Advisor (the “Expense Limitation Agreement”), the Advisor has agreed to waive investment management fees payable to it by the Fund and/or reimburse the Fund for other expenses borne by the Fund in order to keep the Fund’s operating expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least through January 31, 2023 (subject to a right of recovery described in the Proxy Statement).

If the New Management Agreement is approved by shareholders and implemented, the New Management Agreement will replace the Fund’s current investment management agreement, the Fund will transition to a “unitary fee” structure, and the Fund’s Expense Limitation Agreement (along with the current Expense Cap) will be terminated. In connection with the unitary fee structure, the Advisor will receive a fee equal to 0.60% of average daily net assets. In return, in addition to being responsible for the overall management and administration of the Fund, the Advisor will be responsible for most of the Fund’s expenses, subject to exclusions that include the management fee, interest, taxes, brokerage commissions, acquired fund fees, if any, and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Although the stated expenses for which the Advisor is not responsible are similar under the New Management Agreement and the Fund’s Expense Limitation Agreement, there are wording differences and the New Management Agreement, but not the Expense Limitation Agreement, specifically excludes Rule 12b-1 plan fees and acquired fund fees and expenses. Currently, however, regardless of whether it seeks to track the Current Index or the New Index, the Fund is not expected to incur Rule 12b-1 plan fees or acquired fund fees and expenses and, further, is subject to a commitment by the Fund’s principal underwriter not to implement a Rule 12b-1 plan prior to January 31, 2023. In addition, trading costs and taxes (which will impact and be reflected in the Fund’s performance rather than its annual fund operating expenses and net operating expense ratio) are not covered by the Advisor under either the Fund’s Expense Limitation Agreement or the proposed New Management Agreement and will be borne by the Fund. If the Fund implements the New Index, it will need to acquire and dispose of securities and will incur trading costs, such as brokerage commissions, when it buys and sells securities. In addition, the Fund may recognize gains and/or losses as a result of disposing of the securities it holds prior to the change to the New Index, and any gains recognized may be taxable to the extent not offset by capital loss carryforwards.

Many other ETFs, including many First Trust ETFs, have a unitary fee structure. Because of its fixed nature, the unitary fee structure generally benefits shareholders by eliminating the downside risk for shareholders that a fund’s expense ratio might increase during future periods when fund operating expenses increase or when fund assets decline, particularly if expense caps are changed or allowed to expire in the future. On the other hand, the unitary fee structure also generally eliminates the possibility for a reduction in a fund’s net operating expense ratio if operating expenses decrease or fund assets increase, and any such reductions would benefit the investment advisor.

Q.	Will the Fund’s current net operating expense ratio increase as a result of the implementation of the New Management Agreement?
A.	No, the implementation of the New Management Agreement will not cause the Fund’s current net operating expense ratio to increase at current asset levels. Under the New Management Agreement, both the Advisor’s unitary fee and the Fund’s net operating expense ratio would be equal to 0.60% of the Fund’s average daily net assets, which is the same as the Fund’s net operating expense ratio for its most recent fiscal year (taking into account the Expense Cap). However, at certain higher asset levels, the Fund’s net operating expense ratio under its current fee structure would be lower than the unitary fee rate payable under the New Management Agreement.
Q.	What happens if shareholders do not approve Proposal 2?
A.	If Proposal 2 is not approved by shareholders, then the Fund’s current investment management agreement and Expense Limitation Agreement will continue to be in effect, but there is no assurance that the Expense Cap will continue after it expires. Further, even if shareholders do not approve Proposal 2, if they approve Proposal 1, the Investment Objective Change will be implemented and the Current Index will be replaced with the New Index.

Additional Information about the Proposals and the Board’s Recommendations

Q.	How does the Board recommend that shareholders vote on the Proposals?
A.	At the Board Meeting, the Board, including the Independent Trustees, unanimously approved and recommended that shareholders of the Fund vote “FOR” each Proposal.

Q.	If the Proposals are approved, when will the changes described above be implemented?
A.	If Proposal 1 is approved by shareholders on _____, 2021, assuming that all other applicable requirements are satisfied, the Investment Objective Change, change in the Fund’s diversification status, and change in the Fund’s name and ticker symbol will become effective as soon as practicable after ________, 2021. In addition, if Proposal 2 is also approved by shareholders on _______, 2021, the New Management Agreement will become effective as soon as practicable after ______, 2021.
Q.	Are the Proposals contingent on one another? Will the Investment Objective Change be implemented if one or both of the Proposals are not approved by shareholders?
A.	The implementation of Proposal 1 is not contingent on shareholder approval of Proposal 2 (meaning that Proposal 1, if approved, will be implemented even if Proposal 2 is not approved), but the implementation of Proposal 2 is contingent on shareholder approval of Proposal 1 (meaning that for Proposal 2 to be implemented, both Proposals must be approved). The Fund’s diversification status will change from diversified to non-diversified and the Investment Objective Change will be implemented if shareholders approve Proposal 1, regardless of whether they also approve Proposal 2. However, if shareholders approve Proposal 2, but not Proposal 1, the Fund will not change its diversification status, will not implement the Investment Objective Change and will not replace its current investment management agreement with the New Management Agreement.

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at  (800)  __________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund II

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR))

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
to be held on __________, 2021

________, 2021

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (referred to as the “Meeting”) of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Fund”), a series of First Trust Exchange-Traded Fund II (the “Trust”), a Massachusetts business trust, is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ____, ________, 2021, at [             Central Time], for the following purposes:

1. To approve a change in the Fund’s diversification status from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended.

2. To approve a new investment management agreement between the Trust, on behalf of the Fund, and First Trust Advisors L.P., as investment advisor.

3. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

The close of business on _________, 2021 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

First Trust Exchange-Traded Fund II

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)

Special Meeting of Shareholders
to be held on _____, 2021

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Proxy Statement

________, 2021

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about ____________, 2021.

This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund II (the “Trust”), a Massachusetts business trust, in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Fund”), a series of the Trust, that is scheduled to be held at [        Central Time] on________, ______, 2021, at the offices of First Trust Advisors L.P., the Fund’s investment advisor (the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

Currently, the investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the FTSE EPRA/NAREIT Developed Index (the “Current Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Current Index. At the recommendation of First Trust Advisors L.P. (the “Advisor”), however, at a meeting held on April 26, 2021 (the “Board Meeting”), the Board approved a change to the Fund’s investment objective (the “Investment Objective Change”) that would result in the replacement of the Current Index with the Alerian Disruptive Technology Real Estate Index (the “New Index”). Based on its analysis, the Advisor believes that, over time, the Investment Objective Change may lead to improvements in the Fund’s performance and standing in the exchange-traded fund (“ETF”) marketplace; however, of course, it is impossible to predict the future and no assurance can be given that the desired results will be achieved. If the Investment Objective Change is implemented, the Fund’s name and ticker symbol would also change to First Trust Alerian Disruptive Technology Real Estate ETF and DTRE, respectively.

In conjunction with the Investment Objective Change, shareholders of the Fund are being asked to consider two proposals, each of which is discussed in more detail below. First, to provide the Fund with additional flexibility to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the New Index, shareholders are being asked to approve a proposal to change the Fund’s diversification status from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Proposal 1”). Second, the Board of Trustees of the Trust, including the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), approved a new investment management agreement for the Fund, subject to shareholder approval, and shareholders are being asked to approve the new investment management agreement for the Fund that would implement a unitary fee structure (“Proposal 2” and, together with Proposal 1, the “Proposals”). In addition, such other business (if any) as may properly come before the Meeting will be transacted.

Shareholders are not being asked to approve the Investment Objective Change. However, the Investment Objective Change will not be implemented unless shareholders approve Proposal 1.

If Proposal 1 is approved by shareholders on _____, 2021, assuming that all other applicable requirements are satisfied, the Investment Objective Change, change in the Fund’s diversification status, and change in the Fund’s name and ticker symbol will become effective as soon as practicable after ________, 2021. In addition, if Proposal 2 is also approved by shareholders on _______, 2021, the Fund’s new investment management agreement will become effective as soon as practicable after _________. However, if shareholders approve Proposal 2, but not Proposal 1, the Fund will not change its diversification status, will not implement the Investment Objective Change and will not replace its current investment management agreement.

The Board recommends that shareholders vote “FOR” each Proposal.

Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or by attending the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to be Held on _________, 2021. This Proxy Statement is available on the Internet at: https://www.ftportfolios.com/LoadContent/xxxxxx. The Fund’s most recent annual and semi-annual reports are also available on the Internet at: https://www.ftportfolios.com/Retail/ETF/ETFFundNews.aspx?Ticker=FFR. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 621-1675. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person

Table of Contents

Page

Proposal 1: To Change the Fund’s Diversification Status from Diversified to Non-Diversified	4
Proposal 2: To Approve a New Investment Management Agreement for the Fund	6
Other Information	22
General Information—Solicitation of Proxies	22
Date, Time and Place of the Meeting	22
Use and Revocation of Proxies	22
The Meeting, Voting Rights and Quorum Requirements	23
Shares Outstanding	23
Share Ownership of Certain Beneficial Owners	24
Share Ownership of Trustees and Executive Officers	24
Other Service Providers	25
Delivery of Certain Documents	25
Submission of Shareholder Proposals	25
Other Matters to Come before the Meeting	25
Appendix A — Form of New Management Agreement	A-1

Proposal 1: To Change the Fund’s Diversification Status from Diversified to Non-Diversified

At the Board Meeting, the Board approved the Investment Objective Change described above. As a related matter, the Board also approved changing the Fund’s diversification status from diversified to non-diversified, subject to shareholder approval. Section 5(b) of the 1940 Act generally requires funds to be classified as either diversified or non-diversified. The Fund is currently classified as a “diversified” fund within the meaning of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. More specifically, with respect to 75% of its total assets, Section 5(b)(1) of the 1940 Act generally limits the amount that the Fund may invest in any one issuer to 5% of the Fund’s total assets and to 10% of the issuer’s voting securities. As to the remaining 25% of total assets (the “25% diversification threshold”), there is no limitation on the amount of assets the Fund may invest in a single issuer. In addition, the foregoing restrictions applicable to diversified funds do not apply to a fund’s investments in U.S. government securities, securities of other investment companies, cash and cash items (including receivables). Under the requirements of the 1940 Act, shareholder approval is required for the Fund to change its diversification status from diversified to non-diversified.

The change in the Fund’s diversification status is being proposed in conjunction with the Investment Objective Change and in light of the composition of the New Index. In general, to pursue its investment objective, the Fund employs a “full replication” strategy, meaning that it normally invests in all of the securities comprising the index it seeks to track in proportion to their weightings in the index. (Under certain circumstances, however, the Fund may not employ a full replication strategy and it is not required to do so.) Certain constituent securities of the New Index that, individually, represent more than 5% of the New Index, together currently account for more than 25% of the New Index, thereby exceeding the 25% diversification threshold and precluding the Fund, as a diversified fund, from fully replicating the New Index. Accordingly, changing the Fund’s diversification status to non-diversified would provide the Fund with additional flexibility to effectively pursue an investment objective of seeking investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the New Index.

Shareholders should be aware that if the change in the Fund’s diversification status from diversified to non-diversified is approved, the Fund may be subject to additional investment risks. This is because, as a non-diversified fund, the Fund would be permitted to invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers. Accordingly, if Proposal 1 is approved by shareholders of the Fund, the Fund could be subject to greater risk than that to which it is currently subject as a diversified fund.

In addition, although the Fund would no longer be subject to 1940 Act diversification restrictions if shareholders of the Fund approve Proposal 1, the Fund intends to continue to comply with federal income tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”). For purposes of the Code, the Fund operates as a “regulated investment company.” Under the Code, the Fund must diversify its holdings so that, in general, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships. These federal income tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

Shareholder Approval and Required Vote

To become effective, the change in the Fund’s diversification status from diversified to non-diversified under the 1940 Act must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of Proposal 1, abstentions and broker non-votes, if any, will have the effect of a vote against the Proposal.

If you need any assistance, or have any questions regarding Proposal 1 or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC at (800) _____________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve Proposal 1.

Proposal 2: To Approve a New Investment Management Agreement for the Fund

Currently, under the Investment Management Agreement dated as of December 6, 2010 between the Advisor and the Trust, on behalf of the Fund (the “Current Management Agreement”), the Fund pays the Advisor an annual investment management fee equal to 0.40% of average daily net assets. In return, the Advisor is responsible for the overall management and administration of the Fund. In addition, the Fund directly bears other expenses and, as a result, its total expense ratio may fluctuate depending on actual Fund expenses and the level of Fund assets. However, the Advisor has contractually agreed to waive management fees payable to it by the Fund and reimburse the Fund for other expenses borne by the Fund in order to prevent the Fund’s expense ratio from exceeding a specified level. More specifically, under the Amended Expense Reimbursement, Fee Waiver and Recovery Agreement dated as of December 6, 2010, as amended as of April 18, 2019, between the Advisor and the Trust (the “Expense Limitation Agreement”), the Advisor has agreed to waive management fees payable to it by the Fund and/or reimburse the Fund for other expenses borne by the Fund in order to keep the Fund’s operating expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year (the “Expense Cap”), at least through January 31, 2023. However, the Advisor has the right to seek recovery of any fees waived and expenses reimbursed for up to three years from the date the fee was waived or the expense was incurred (the “Recovery Right”), but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place; (ii) the applicable expense limitation in place at the time the fees were waived; or (iii) the current expense limitation.

In connection with the Investment Objective Change, the Advisor and the Board considered the Fund’s advisory arrangements and its fee and expense structure on an individual Fund level, as well as relative to those of other ETFs that are expected to be comparable to the Fund if the Investment Objective Change is implemented, those of other ETFs advised by the Advisor (the “First Trust ETFs”; the First Trust ETFs and other funds advised by the Advisor are collectively referred to as the “First Trust Fund Complex”), and industry practice generally. Based on its analysis, the Advisor recommended that the Trust, on behalf of the Fund, enter into a new investment management agreement with the Advisor that would implement a “unitary fee” structure (the “New Management Agreement”). At the Board Meeting, after careful consideration (see “Board Considerations” below), the Trustees determined that it would be in the best interests of the Fund to transition to a unitary fee structure and replace the Current Management Agreement with the New Management Agreement. Accordingly, at the Board Meeting, the Board, including the Independent Trustees, approved, subject to shareholder approval, the New Management Agreement. Section 15(a) of the 1940 Act provides that no person may serve as an investment advisor to a fund except pursuant to a written contract that, among other things, has been approved by a vote of a majority of the fund’s outstanding voting securities, as defined in the 1940 Act.

If the New Management Agreement is approved by the Fund’s shareholders and implemented, the New Management Agreement would replace the Current Management Agreement and the Fund would transition to a unitary fee structure under which the Advisor would receive a set fee. In addition, the Fund’s Expense Limitation Agreement (as well as the Expense Cap) would terminate, although the Recovery Right would survive such termination. In return for its unitary fee, in addition to providing management and administration services to the Fund, the Advisor would pay all expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any), but excluding the investment management fee, interest, taxes, brokerage commissions, acquired fund fees, if any, and expenses and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Because the unitary fee arrangement would compensate the Advisor for assuming responsibility for the Fund’s expenses (subject to the enumerated exclusions), the unitary fee under the New Management Agreement, equal to 0.60% of average daily net assets, is higher than the contractual investment management fee under the Current Management Agreement, equal to 0.40% of average daily net assets. However, as discussed further below, it is important to note that approval of this Proposal will not cause the Fund’s current net operating expense ratio, calculated at current asset levels, to increase.

Many ETFs, including many First Trust ETFs, have a “unitary fee” structure. The transition to a unitary fee structure is intended to benefit shareholders by providing clarity and consistency of fees by eliminating the downside risk that the Fund’s expense ratio might increase during future periods if its operating expenses increase or its assets decline, particularly if the Expense Cap is changed or allowed to expire in the future. The unitary fee structure would, however, also generally eliminate the possibility of any reduction in the Fund’s net operating expense ratio if its operating expenses decrease or its assets increase, and any such reductions would benefit the Advisor.

If the Fund’s shareholders do not approve the New Management Agreement (as well as Proposal 1), the Current Management Agreement and the Fund’s Expense Limitation Agreement will remain in place. However, there is no assurance that the Expense Cap will continue after it expires.

The Current Management Agreement

The Advisor has served as the investment advisor to the Fund since its inception. Set forth below is information pertaining to the Current Management Agreement.

Date of Current Management Agreement	Date/Purpose of Last Submission to Shareholders	Date(s)/Purpose of Action(s) by Board Since Beginning of Last Fiscal Year
December 6, 2010	The Current Management Agreement was approved by the shareholders of the Fund on December 6, 2010 in connection with a change in control of the Advisor.	June 8, 2020 and June 7, 2021; Continuation of Current Management Agreement.

Comparison of Certain Terms of the New Management Agreement and Current Management Agreement

Below is a summary of the key terms of the New Management Agreement and the material differences between the key terms of the New Management Agreement and those of the Current Management Agreement. The summary set forth below is qualified by reference to the form of the New Management Agreement attached as Appendix A to this Proxy Statement. The most significant differences between the New Management Agreement and the Current Management Agreement relate to the Advisor’s assumption of responsibility for the Fund’s expenses (subject to certain enumerated exclusions) as a result of the change to a unitary fee structure. In conjunction with this change, the contractual fee to which the Advisor is entitled is higher under the New Management Agreement than it is under the Current Management Agreement. However, replacing the Current Management Agreement with the New Management Agreement will not cause the Fund’s current net operating expense ratio, calculated at current asset levels, to increase. At certain higher asset levels, however, the Fund’s net operating expense ratio under its current fee structure would be lower than the unitary fee rate payable under the New Management Agreement.

Other noteworthy differences between the New Management Agreement and the Current Management Agreement include:

• certain wording updates reflected in the New Management Agreement, some of which are identified below, and many of which are minor and/or have the effect of expanding language included in the Current Management Agreement (for example, referring to “portfolio investments” rather than “securities” or referring to “securities, assets or instruments” rather than only “securities”);

• the name of the Fund, the initial term, and effective date;

• an expanded provision in the New Management Agreement relating to the Advisor’s ability to retain sub-advisers;

• additional language in the New Management Agreement that specifically provides for carve-outs to certain requirements imposed under the 1940 Act if the Trust/Fund may rely on an applicable exemptive order, no-action assurances or other relief, rules or regulations;

• a provision in the New Management Agreement that specifically precludes third-party beneficiaries; and

• a provision in the New Management Agreement relating to forum selection.

Advisory Services. Under the New Management Agreement, subject to the supervision of the Board, the Advisor will act as the investment advisor for, and set the overall investment strategy and manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations. The Current Management Agreement has a similar provision, but does not specifically include the phrase “set the overall investment strategy.” Further, under both the Current Management Agreement and the New Management Agreement, the Advisor agrees to furnish office facilities and equipment as well as clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s other service providers). In addition, under the New Management Agreement, the Advisor will be authorized to select the “brokers, dealers, futures commission merchants, banks, or any other agent or counterparty” that will execute the purchases and sales of the Fund’s “portfolio investments” on behalf of the Fund, and will be directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors. The Current Management Agreement includes a similar but more narrowly worded provision, stating that the Advisor is authorized to select the “brokers or dealers” that will execute the purchases and sales of the Fund’s “securities” on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors. Further, while the Current Management Agreement states that in no instance will “portfolio securities” be purchased by or sold to the Advisor or any affiliated person of either the Trust or the Advisor, “except as may be permitted under the 1940 Act,” the New Management Agreement provides that in no instance will “portfolio investments” be purchased by or sold to the Advisor or any affiliated person of either the Trust or the Advisor, “except as may be permitted under the 1940 Act, the rules and regulations thereunder or any applicable exemptive orders.”

Sub-Advisers. Both the Current Management Agreement and the New Management Agreement permit the Advisor to retain one or more sub-advisers at the Advisor’s own cost and expense, subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act. The New Management Agreement, however, specifies that this approval requirement is “after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which [the Fund] may rely.” Both the Current Management Agreement and the New Management Agreement also provide that retention of a sub-adviser does not reduce the responsibilities or obligations of the Advisor under the Agreement and that the Advisor will be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Advisor’s duties under the Agreement that the Advisor has delegated to the sub-adviser. In addition, the New Management Agreement also contains two provisions not included in the Current Management Agreement. First, the New Management Agreement states that the Advisor may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Fund that the sub-adviser will manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with the New Management Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required after taking into account any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely. Second, the New Management Agreement provides that to the extent the Fund is relying on an exemptive order or amendment thereto permitting the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval (commonly referred to as “manager-of-managers relief”), the Advisor will agree to comply with any terms and conditions provided in such exemptive order or amendment applicable to it.

Compensation. Under both the Current Management Agreement and the New Management Agreement, the Fund is obligated to pay the Advisor a monthly fee. However, while the Advisor is responsible under each Agreement for the overall management and administration of the Fund, under the New Management Agreement, it is also responsible for paying Fund expenses (subject to enumerated exclusions). (See “Payment of Expenses” below.) Therefore, for purposes of comparing compensation under the Current Management Agreement and the New Management Agreement, Fund expenses are a relevant factor. The following chart sets forth the Fund’s: (i) current contractual investment management fee rate under the Current Management Agreement; (ii) total annual fund operating expenses as of its most recent fiscal year end before taking into account the Expense Cap; (iii) total annual fund operating expenses as of its most recent fiscal year end after taking into account the Expense Cap; and (iv) proposed contractual unitary fee rate under the New Management Agreement incorporating the unitary fee structure. As shown, the Fund’s total annual fund operating expenses as of its most recent fiscal year end (after taking into account the Expense Cap) and proposed contractual unitary fee rate are each equal to 0.60% of average daily net assets.

Contractual Investment Management Fee Rate (Current Management Agreement)	Total Annual Operating Expenses Before Expense Cap (as of the most recent fiscal year ending 9/30/20)	Total Annual Operating Expenses After Expense Cap (as of the most recent fiscal year ending 9/30/20)	Proposed Contractual Unitary Fee Rate (New Management Agreement)
0.40% of average daily net assets	0.85% of average daily net assets	0.60% of average daily net assets	0.60% of average daily net assets

Payment of Expenses. Under the New Management Agreement, the Advisor will agree to pay all expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any), but excluding the investment management fee, interest, taxes, brokerage commissions, acquired fund fees, if any, and expenses and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. In contrast, the Current Management Agreement does not include an agreement by the Advisor to pay Fund expenses; however, as noted above, the Advisor has agreed to the Expense Cap under the Fund’s Expense Limitation Agreement that is currently in effect through January 31, 2023 (and that, as indicated above, (i) is subject to the Recovery Right and (ii) excludes from coverage interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses). The stated expenses for which the Advisor is not responsible are similar under the New Management Agreement and the Fund’s Expense Limitation Agreement; however, there are wording differences, and the New Management Agreement, but not the Expense Limitation Agreement, specifically excludes from coverage Rule 12b-1 plan fees and acquired fund fees and expenses. (In this regard, whether or not the Investment Objective Change is implemented, the Fund is not currently expected to incur Rule 12b-1 plan fees or acquired fund fees and expenses and, further, is subject to a commitment by the Fund’s principal underwriter not to implement a Rule 12b-1 plan prior to January 31, 2023.) In addition, the Current Management Agreement specifies that brokerage commissions paid by the Fund upon the purchase or sale of the Fund’s portfolio securities will be considered a cost of securities of the Fund and paid by the Fund. Similarly, the New Management Agreement provides that brokerage commissions paid by the Fund upon the purchase or sale of the Fund’s portfolio securities or other assets will be considered a cost of the securities or assets of the Fund and will be paid by the Fund. As a related matter, if the Fund implements the Investment Objective Change and transitions to the New Index, it will need to acquire and dispose of securities and will incur trading costs, such as brokerage commissions, when it buys and sells securities. In addition, the Fund may recognize gains and/or losses as a result of disposing of the securities it holds prior to the change to the New Index and any gains recognized may be taxable to the extent not offset by capital loss carryforwards. Any trading costs and taxes incurred in connection with the Investment Objective Change will be borne by the Fund. Further, any such trading costs and taxes will impact and be reflected in the Fund’s performance rather than its annual fund operating expenses and net operating expense ratio.

Comparison of Fees and Expenses under the Current Management Agreement and New Management Agreement. To illustrate the differences between the Fund’s fee and expense structure under the Current Management Agreement and the New Management Agreement, the table below sets forth certain actual and hypothetical information, expressed in dollar amounts, for the Fund’s most recent fiscal year ended September 30, 2020. The first three columns of the table focus on management fees and the remaining three columns focus on net annual fund operating expenses. Because of the nature of the unitary fee structure, for comparative purposes, it is important to consider the proposed unitary fee rate relative to the Fund’s net annual fund operating expenses. As illustrated below, for the fiscal year ending September 30, 2020, although the Fund’s management fees would have been higher under the New Management Agreement than under the Current Management Agreement, net annual operating expenses would have been the same.

MANAGEMENT FEES (for fiscal year ending 9/30/2020)			NET ANNUAL FUND OPERATING EXPENSES (for fiscal year ending 9/30/2020)
(i) Current Management Agreement	(ii) New Management Agreement	Difference between (i) and (ii) as a percentage of (i)	(iii) Current Management Agreement	(iv) New Management Agreement	Difference between (iii) and (iv) as a percentage of (iii)
Contractual investment management fee (before reduction for Expense Cap): $184,209	Contractual investment management fee: $276,313	50%	Actual net annual operating expenses: $276,313	Net annual operating expenses: $276,313	0% No difference
Actual investment management fee paid to Advisor (after reduction for Expense Cap): $69,561	Investment management fee that would have been paid to Advisor: $276,313	297%
Investment management fee that would have been paid to Advisor (after reduction for Expense Cap) if New Index had been in effect: $97,268	Investment management fee that would have been paid to Advisor if New Index had been in effect: $276,313	184%

Limitation of Liability. The Current Management Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention was based on the investigation and research made by any other individual, firm or corporation, if such recommendation was selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such Agreement. The New Management Agreement includes a similar provision, but refers to the purchase, sale or retention of any “asset” rather than any “security.”

Continuance. The Current Management Agreement was originally in effect for an initial term of two years and provides that it may be continued thereafter for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Management Agreement and it is implemented, the New Management Agreement will become effective following shareholder approval and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Management Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Trust may rely).

Termination. As is the case under the Current Management Agreement, the New Management Agreement will provide for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Fund or the Advisor upon 60 days’ written notice to the other party; and (3) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund, accompanied by appropriate notice. In addition, both the Current Management Agreement and the New Management Agreement provide for termination in the event that it is established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Agreement.

Applicable Law. Both the Current Management Agreement and New Management Agreement state that such Agreement shall be construed in accordance with applicable federal law and (except as to certain limitation of liability provisions relating to the Trust’s organization as a Massachusetts business trust, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

Third Party Beneficiaries. The New Management Agreement (but not the Current Management Agreement) includes a provision stating that none of the provisions of the Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party thereto.

Forum Selection. The New Management Agreement (but not the Current Management Agreement) includes a provision stating, among other things, that any action brought on or with respect to such Agreement or any other document executed in connection therewith by a party to such Agreement against another party to the Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois. Further, the right to a trial by jury is expressly waived to the fullest extent permitted by law.

Additional Information on Fund Fees and Expenses

Comparative Fee Table and Expense Example

Table. Set forth below for the Fund are a comparative fee table and expense example. These are intended to help you understand the impact that approval of the New Management Agreement would have on the Fund’s operating expenses.

In the first two columns, the fee table shows, for the fiscal year ended September 30, 2020, what the Fund’s operating expenses were and what they would have been if the New Index had been in effect (in each case, under the Current Management Agreement). The pro forma expenses show what the Fund’s expenses would have been for the fiscal year ended September 30, 2020 if the New Management Agreement (and either the Current Index or the New Index) had been in effect.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Under the Current Management Agreement (Current Index)	Under the Current Management Agreement (assuming New Index had been in effect)	Pro Forma – Under the New Management Agreement (Current Index or New Index)
Management Fees	0.40%	0.40%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.45%	0.39%	0.00%
Total Annual Fund Operating Expenses	0.85%	0.79%	0.60%
Fee Waiver and Expense Reimbursement	0.25%(1)	0.19%(1)	0.00%
Net Annual Fund Operating Expenses	0.60%	0.60%	0.60%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year at least through January 31, 2023. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2023 upon 60 days’ written notice.

Expense Example. The example below is intended to help you compare the cost of investing in the Fund under the Current Management Agreement to the cost of investing in the Fund under the New Management Agreement. The example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that on February 1, 2021 (the date of the Fund’s prospectus), you invested $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (1) under the Current Management Agreement, are equal to net annual fund operating expenses, as shown in the Comparative Fee Table above (i.e., 0.60%), through January 31, 2023, and total annual fund operating expenses (i.e., 0.85% or 0.79%, as applicable) thereafter and (2) under the New Management Agreement, are equal to 0.60% for all time periods. Although your actual costs may be higher or lower, based on the foregoing assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Current Management Agreement (Current Index)	$61	$220	$421	$1,001
Under the Current Management Agreement (assuming New Index had been in effect)	$61	$213	$400	$942
Pro Forma – Under the New Management Agreement (Current Index or New Index)	$61	$192	$335	$750

Similar Funds Advised by the Advisor

The Advisor serves as investment advisor to the following First Trust ETFs which have investment objectives that are broadly similar to those of the Fund (assuming the Investment Objective Change is implemented). In particular, the First Trust ETFs listed below follow thematic index strategies managed by the Advisor, focus on targeted exposures with robust selection methodologies, and seek to track a given market segment. Information about the size of each such fund and the contractual annual rate of compensation to which the Advisor is entitled for its services as investment advisor is set forth below:

Fund	Total Managed Assets as of April 30, 2021	Annual Rate of Compensation
First Trust Cloud Computing ETF (SKYY)	$6,242,661,881	0.60% (unitary fee)
First Trust Nasdaq Cybersecurity ETF (CIBR)	$3,667,758,868	0.60% (unitary fee)

Board Considerations

The Board, including the Independent Trustees, approved the New Management Agreement, on behalf of the Fund, for an initial two-year term at the Board Meeting held on April 26, 2021, to change the Fund’s non-unitary advisory fee structure under the Current Management Agreement to a unitary fee structure, subject to the approval of the Fund’s shareholders. The Board determined that the New Management Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Board considered the New Management Agreement over the course of meetings held on March 6–7, 2021 and April 26, 2021, noting that the principal difference between the New Management Agreement and the Current Management Agreement is the difference in fee structures. In connection with those meetings, the Board reviewed information provided by the Advisor relating to the proposed unitary fee structure under the New Management Agreement, including supplemental information provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees. At the April 26, 2021 meeting, the Board also reviewed materials provided by the Advisor in connection with the annual contract review process for the funds in the First Trust Fund Complex, including the Fund. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor.

The Board noted that, under the Fund’s current non-unitary advisory fee structure, the Fund pays the Advisor an advisory fee equal to an annual rate of 0.40% of its average daily net assets and, separately, the Advisor has agreed to cap the Fund’s total (net) expense ratio at an annual rate of 0.60% of its average daily net assets, with certain Fund expenses excluded from the expense cap. The Board considered that, under the proposed unitary fee structure, the Fund would pay a unitary fee equal to an annual rate of 0.60% of its average daily net assets and the Advisor would be responsible for the Fund’s expenses, noting the Advisor’s statement that the Fund expenses excluded from the proposed unitary fee would be identical to those currently excluded from the expense cap. The Board considered that the proposed unitary fee would not result in a change in the Fund’s current total (net) expense ratio. The Board also considered the Advisor’s statements that the proposed unitary fee structure provides clarity and consistency of fees to shareholders and that the Fund’s expense ratio under the proposed unitary fee rate would remain consistent regardless of the Fund’s net asset level, which may fluctuate based on creation and redemption activity or market movement. The Board noted that under the Fund’s current expense structure the total expense ratio paid by a shareholder can increase or decrease depending on the net asset level of the Fund and the level and continuation of the expense cap. The Board noted that, although the Fund’s total expenses are currently subject to a 0.60% expense cap, the Advisor is under no obligation to extend the expense cap, and no assurance has been given that any extension would provide for an expense cap as favorable as the current expense cap. In this regard, the Board also took into account information from the Advisor indicating that the Fund’s total expense ratio, prior to the application of the expense cap, has been consistently higher than both the expense cap and the proposed unitary fee rate since inception and considered that generally it would require a significant increase in assets or reduction in expenses for the proposed unitary fee rate to exceed the Fund’s total expense ratio (prior to the application of the expense cap). However, the Board considered that the unitary fee structure generally would eliminate the possibility for any decrease in the Fund’s total expense ratio during periods of significant asset increases within the Fund. The Board noted that, after the initial two-year term of the New Management Agreement, it would review the unitary fee on an annual basis in connection with its annual review of the Fund’s advisory agreement. On balance, the Board concluded that the benefit to shareholders resulting from the unitary fee’s protection from the risk of a higher expense ratio outweighed the fact that an increase in Fund assets would not necessarily result in a decrease in the Fund’s expense ratio.

In addition, the Board considered that the proposed unitary fee structure was the primary fee structure for ETFs in the First Trust Fund Complex and a common fee structure in the ETF industry and, therefore, may allow investors to more easily compare the Fund to peer funds. The Board also considered the Advisor’s statements that the services provided to the Fund by the Advisor under the Current Management Agreement will not change as a result of the transition to the proposed unitary fee structure under the New Management Agreement and that the Advisor would bear the costs associated with obtaining shareholder approval of the New Management Agreement. Based on the foregoing, the Board determined that the transition to the proposed unitary fee structure under the New Management Agreement is in the best interests of the Fund.

In addition to considering the change in fee structure, to reach its determination that the New Management Agreement is in the best interests of the Fund, the Board also considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Independent Trustees received information from the Advisor that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other ETFs managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.

In evaluating whether to approve the New Management Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the New Management Agreement, noting the Advisor’s statement that the services provided to the Fund by the Advisor under the Current Management Agreement will not change as a result of the transition to the proposed unitary fee structure under the New Management Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund under the Current Management Agreement and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. In addition, the Board considered the Advisor’s ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.

The Board noted that the Fund is an index ETF designed to track the performance of an underlying index. Because the Fund’s underlying index is changing, subject to the approval by the Fund’s shareholders of a change in the Fund’s diversification status under the 1940 Act, the Fund did not have any historical investment performance based on its new underlying index that the Board could consider. However, because the Fund will continue to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking difference between the Fund and its current underlying index and noted that the Fund’s performance under the management of the Advisor has been correlated to that of its current underlying index and that the Fund’s tracking difference has been within a reasonable range. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the New Management Agreement are expected to remain satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the New Management Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.60% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the New Management Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. The Board considered the Advisor’s statement that the Fund is most comparable to two other ETFs in the First Trust Fund Complex that follow thematic index strategies managed by the Advisor due to their shared focus on targeted exposures with robust selection methodologies and objectives to track a given market segment, and that each such fund pays a unitary fee equal to an annual rate of 0.60% of its average daily net assets. The Board considered that the proposed unitary fee would not result in a change in the Fund’s current total (net) expense ratio. In light of the information considered and the nature, extent and quality of the services provided under the Current Management Agreement and expected to continue to be provided to the Fund under the New Management Agreement, the Board determined that the proposed unitary fee was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the New Management Agreement. The Board considered the Advisor’s estimate of the profitability of the New Management Agreement to the Advisor at current asset levels. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level under the New Management Agreement was not unreasonable. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the New Management Agreement are fair and reasonable and that the approval of the New Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Additional Information about the Trust and the Advisor

First Trust Advisors L.P. (previously defined as the “Advisor”) is the investment advisor to the Fund and, as such, is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of its portfolio. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor, the Chairman of the Board and the sole Trustee who is not an Independent Trustee. Mr. Bowen holds his interest in The Charger Corporation through a limited liability company of which he is the sole member. The Advisor, Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. In light of his interest in and role with the Advisor, Mr. Bowen has an interest in Proposal 2.

A list of the executive officers of the Trust and the managing directors and senior executive officers of the Advisor, their positions with the Trust and/or the Advisor, and their principal occupations are set forth below. Certain executive officers of the Trust have a minority equity interest in the limited partner of the Advisor.

Name	Position with the Trust	Position with the Advisor	Principal Occupation
James A. Bowen	Chairman of the Board and Trustee	Chief Executive Officer	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC and Stonebridge Advisors LLC
Kathleen W. Brown	None	Chief Compliance Officer and Senior Vice President	Chief Compliance Officer and Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios, L.P.
James M. Dykas	President and Chief Executive Officer	Managing Director and Chief Financial Officer	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC and Stonebridge Advisors LLC
R. Scott Hall	None	Managing Director	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine	Secretary and Chief Legal Officer	General Counsel	General Counsel, First Trust Advisors L.P., First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist	Vice President	Managing Director	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher	Chief Compliance Officer and Assistant Secretary	Deputy General Counsel	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	None	Chief Investment Officer, Chief Operating Officer and Managing Director	Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Andrew S. Roggensack	None	Managing Director and President	Managing Director and President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade	Treasurer, Chief Financial Officer and Chief Accounting Officer	Senior Vice President	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin	Vice President	Senior Vice President	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Vice President	Senior Vice President	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

The business address of the Advisor and each executive officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Shareholder Approval and Required Vote

To become effective, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of Proposal 2, abstentions and broker non-votes, if any, will have the effect of a vote against the Proposal.

If you need any assistance, or have any questions regarding Proposal 2 or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC at (800) _____________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve Proposal 2.

Other Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at a cost which is expected to be a total of approximately $13,300. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne entirely by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund.

Date, Time and Place of the Meeting

The Meeting is scheduled to be held on_______, _______, 2021, at [        Central Time] at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Use and Revocation of Proxies

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR each Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its shares in person, or by timely submitting a revocation or a later-dated proxy. A list of shareholders of record of the Fund entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Advisor, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Fund during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

The Meeting, Voting Rights and Quorum Requirements

Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote.

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote present in person or by proxy will generally constitute a quorum at any meeting of shareholders; however, where a vote is to be taken by individual funds (as in case of each Proposal), then shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of that fund will be necessary to constitute a quorum for the transaction of business by that fund. For the purposes of establishing whether a quorum is present with respect to a fund, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), if any, shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

Shares Outstanding

Only holders of record of shares at the close of business on _______, 2021 (the “Record Date”) are entitled to vote on the Proposals at the Meeting. As of the close of business on the Record Date, there were ________ shares outstanding of the Fund.

Share Ownership of Certain Beneficial Owners

As of the Record Date, no person is known by the Trust to have beneficially owned more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to beneficial ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of the Fund’s shares outstanding.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Outstanding Owned
	______ Shares	____%

Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of December 31, 2020 by (a) the Trustees (including the Independent Trustees and the Trustee who is not an Independent Trustee (the “Interested Trustee”)) and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

Name	Number of Shares
Interested Trustee
James A. Bowen
Independent Trustees
Richard E. Erickson
Thomas R. Kadlec
Robert F. Keith
Niel B. Nielson
Trustees and Executive Officers as a Group

As of December 31, 2020, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned _______ of the total shares outstanding of the Fund. The information as to beneficial ownership is based on statements furnished by each Trustee and executive officer.

Other Service Providers

First Trust Portfolios L.P., the principal underwriter of the Fund’s shares, is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Fund’s administrator, fund accountant, custodian, and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Delivery of Certain Documents

The Trust will furnish, without charge, a copy of the Fund’s annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Fund does not hold annual shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (800) _____________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

APPENDIX A

[FORM OF NEW MANAGEMENT AGREEMENT]

Investment Management Agreement

Investment Management Agreement made this _____ day of _____, 202_, by and between First Trust Exchange-Traded Fund II, a Massachusetts business trust (the “Trust”), and First Trust Advisors L.P., an Illinois limited partnership (the “Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in series as set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

Whereas, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

Witnesseth:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Trust hereby engages the Adviser to act as the investment adviser for, and to set the overall investment strategy and manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to investments as set forth in the Fund’s then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected or appointed to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4. During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any) but excluding the fee payment under this Agreement, interest, taxes, brokerage commissions, acquired fund fees, if any, and expenses and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

5. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as Trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

6. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities or other assets shall be considered a cost of the securities or assets of the Fund and shall be paid by the Fund.

7. The Adviser is authorized to select the brokers, dealers, futures commission merchants, banks, or any other agent or counterparty that will execute the purchases and sales of a Fund’s portfolio investments on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law and the rules and regulations thereunder (including Rule 17e-1 under the 1940 Act), the Adviser may select brokers, dealers, futures commission merchants or other persons affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law and the rules and regulations thereunder, aggregate purchase and sale orders of portfolio investments with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities or other assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the portfolio investments obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

The Adviser will not arrange purchases or sales of portfolio investments between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law and the rules and regulations thereunder (including Rule 17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts the Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio investments be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act, the rules and regulations thereunder or any applicable exemptive orders.

The Adviser further agrees that it:

(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will (i) conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and Commodity Futures Trading Commission, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser, and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities;

(c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

(d) will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that the Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

8. Subject to applicable statutes and regulations, it is understood that officers, Trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as Trustees, officers or agents.

9. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

10. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the respective Fund may rely), the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. In addition, the Adviser may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Fund that the sub-adviser shall manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required after taking into account any exemptive order, no-action assurances or other relief, rule or regulation upon which the respective Fund may rely. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder. In addition, to the extent the respective Fund is relying on an exemptive order or an amendment thereto permitting the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval, the Adviser agrees to comply with any terms and conditions provided in such exemptive order or amendment applicable to it.

11. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

12. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities of the respective Fund in accordance with the requirements of the 1940 Act in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Trust may rely). This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness as to a Fund, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Trust may rely).

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

13. This Agreement may be amended or modified only by a written instrument executed by both parties.

14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

15. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

16. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust or a Fund by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund, and persons dealing with the Trust with respect to a Fund must look solely to the assets of such Fund for the enforcement of any claims.

17. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 16 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

18. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

19. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

First Trust Exchange-Traded Fund II

By:

Name:

Title:

Attest:

Name:

Title:

First Trust Advisors L.P.

By:

Name:

Title:

Attest:

Name:

Schedule a

(as of _____, 20__)

Series	ANNUAL RATE OF AVERAGE DAILY NET ASSETS	EFFECTIVE DATE
First Trust Alerian Disruptive Technology Real Estate ETF	0.60%

PRELIMINARY FORM OF PROXY CARD

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free ___________ to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-_____________ Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER NAME
AND ADDRESS HERE

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND II

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund"), a series of First Trust Exchange-Traded Fund II, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on ___________, 2021, at _________ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated ___, 2021, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and each Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

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PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL SET FORTH BELOW

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL SET FORTH BELOW.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-_______. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on __________, 2021. The proxy statement of the Fund is available at: www.proxyonline.com/docs/__________.

THANK YOU FOR VOTING

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PROXY ID NUMBER BAR CODE CUSIP: